UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2012

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1049 Camino Dos Rios Thousand Oaks, California		91360
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On April 25, 2012, the stockholders of Teledyne Technologies Incorporated (“Teledyne”), upon recommendation of the Board of Directors, approved the Teledyne Technologies Incorporated Amended and Restated 2008 Incentive Award Plan (the “Amended 2008 Plan”). The Amended 2008 Plan constitutes an amendment and restatement of the Teledyne Technologies Incorporated 2008 Incentive Award Plan (the “Original 2008 Plan”), which was approved by our stockholders on April 23, 2008. The maximum number of shares of our common stock that were authorized for issuance under the Original 2008 Plan was 1,610,000 shares. Among other things, as a result of the adoption of the Amended 2008 Plan, the maximum number of shares of our common stock that may be issued or awarded under the Amended 2008 Plan was increased by 2,627,000 shares to a total of 4,237,000 shares.

The terms and provisions of the Amended 2008 Plan are described in greater detail in proposal 2 in Teledyne’s Proxy Statement for the 2012 Annual Meeting of Stockholders (“Proxy Statement”). The Proxy Statement, which also includes a summary description of the Amended 2008 Plan, was filed with the Securities and Exchange Commission on March 8, 2012. The descriptions of the Amended 2008 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended 2008 Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)-(b) The 2012 Annual Meeting of Stockholders of Teledyne was held on April 25, 2012. The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.	The three nominees proposed by the Board of Directors were elected as Class I directors for a three-year term expiring at the 2015 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Simon M. Lorne	31,107,892	156,826	2,471,918
Paul D. Miller	30,293,137	971,581	2,471,918
Wesley W. von Schack	30,392,548	872,170	2,471,918

Other continuing directors include (1) Class II directors, Charles Crocker, Robert Mehrabian and Michael T. Smith, whose terms expire at the 2013 Annual Meeting, and (2) Class III directors, Roxanne S. Austin, Frank V. Cahouet and Kenneth C. Dahlberg, whose terms expire at the 2014 Annual Meeting.

2.	A proposal to approve the Teledyne Technologies Incorporated Amended and Restated 2008 Incentive Award Plan was approved by a vote of 26,250,891 “for” versus 4,154,998 “against.” There were 858,829 abstentions and 2,471,918 broker non-votes with respect to this action.

3.	A proposal to ratify the appointment of Ernst & Young LLP as Teledyne’s independent registered public accounting firm for 2012 was approved by a vote of 32,871,076 “for” versus 829,653 “against.” There were 35,907 abstentions and no broker non-votes with respect to this action.

4.	The proposal to approve the non-binding advisory resolution on Teledyne’s executive compensation was approved by a vote of 29,162,270 “for” versus 1,073,176 “against.” There were 1,029,272 abstentions and 2,471,918 broker non-votes with respect to this action.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Teledyne Technologies Incorporated Amended and Restated 2008 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed March 8, 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated April 26, 2012

EXHIBIT INDEX

Description

Exhibit 10.1	Teledyne Technologies Incorporated Amended and Restated 2008 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed March 8, 2012)